UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 24, 2008

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Connecticut Avenue

Norwalk, Connecticut 06850

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

(b) and (c)

On November 24, 2008, Affinion Group, Inc., a Delaware corporation (“Affinion”), issued a press release announcing the resignation of Mr. Thomas A. Williams as its Executive Vice President and Chief Financial Officer. Mr. Williams is leaving to pursue another opportunity but is expected to remain with Affinion for a transition period during the completion and certification of the Form 10-K for the fiscal year ending December 31, 2008. Concurrent with Mr. Williams’ resignation, Affinion appointed Mr. Todd H. Siegel, its current Executive Vice President and General Counsel, to succeed Mr. Williams as Affinion’s Chief Financial Officer, effective today. Mr. Siegel will continue in his role as General Counsel until a replacement is named.

Mr. Siegel, 38, has served as Affinion’s Executive Vice President and General Counsel since October 17, 2005. Mr. Siegel joined Affinion in November 1999 as a member of the Membership Division of the Legal Department of Cendant Corporation and most recently served as General Counsel of Trilegiant Corporation starting in July 2003 and Cendant Marketing Group starting in January 2004. Previously, Mr. Siegel was employed as an associate by the law firm of Skadden, Arps, Slate, Meagher and Flom LLP in its mergers and acquisitions and corporate finance practice. Prior to that, he was employed as a certified public accountant with Ernst & Young.

Mr. Siegel’s original employment agreement (the “Employment Agreement”) with Affinion was previously filed as Exhibit 10.5 to the Quarterly Report on Form 10-Q for the period ended September 30, 2007 (File No. 333-133895). In connection with Mr. Siegel’s appointment as Chief Financial Officer, Affinion’s compensation committee has approved certain changes to Mr. Siegel’s compensatory arrangements. Mr. Siegel’s base salary will increase to $350,000 and he will be eligible for an annual target bonus of 100% of his base salary, provided that performance objectives determined each year by Affinion are met. Mr. Siegel will also be expected to receive a grant of 100,000 options with an exercise price of their fair market value on the option grant date when Affinion next makes such grants to its other executive officers pursuant to its stock incentive plan.

A copy of the press release is attached as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated by reference herein.

Item	9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release issued by Affinion Group, Inc. November 24, 2008.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP, INC.

Date: November 24, 2008	By:	/s/ Todd H. Siegel

Name: Todd H. Siegel
Title: Executive Vice President

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release issued by Affinion Group, Inc. November 24, 2008.